                                                  Exhibit 10.1

                                                 [EXECUTION COPY]











                         AMENDMENT NO. 8
                 Dated as of September 30, 1996


                               to


                      AMENDED AND RESTATED
                 RECEIVABLES PURCHASE AGREEMENT
                    Dated as of June 24, 1993


     Sequa Receivables Corp., a New York corporation ("SRC" or the "Seller"), Sequa Corporation, a Delaware corporation (in its individual capacity and as Servicer, "Sequa"), the financial institutions parties hereto (the "Purchasers") and Chemical Bank, as managing agent (the "Managing Agent") agree as follows:

     SECTION 1. Receivables Purchase Agreement. Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of June 24, 1993, and as amended by Amendment No. 1 dated as of September 30, 1993, Amendment No. 2 dated as of December 1, 1993, Amendment No. 3 dated as of December 14, 1993, Amendment No. 4 dated as of July 1, 1994, Amendment No. 5 dated as of March 3, 1995, Amendment No. 6 dated as of May 31, 1995 and Amendment No. 7 dated as of August 16, 1995, each among SRC, Sequa, the Managing Agent and the Purchasers (the "Receivables Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement. The Receivables Purchase Agreement, as amended by this Amendment No. 8 (this "Amendment No. 8"), is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.


     SECTION 2.  Amendments.   Upon and after the Effective Date
(as defined in Section 4 hereof), the Receivables Purchase
Agreement shall be amended as follows:

          (a) Section 1.05 of the Receivables Purchase Agreement shall be restated in its entirety to read as follows:

               "1.05 Commitment Termination Date.  The
          "Commitment Termination Date" shall be the earliest to occur of (i) March 31, 1998 (such date, the "Scheduled Commitment Termination Date"), (ii) the date on which the commitment is terminated pursuant to Section 1.06,
          1.07 or 10.02 and (iii) the closing date of a replacement structured receivables financing.".

          (b) Section 4.01 of the Receivables Purchase Agreement shall be amended by deleting the percentage ".50%" appearing in the sixth line, and substituting in lieu thereof ".375%".

          (c)  Section 7.03(k)(iii) of the Receivables Purchase
     Agreement shall be restated in its entirety to read as follows:

               "(iii)  the Consolidated Fixed Charge Coverage
          Ratio at any time to be less than 2.25 to 1.00.".

          (d) Appendix A to the Receivables Purchase Agreement is amended by inserting before the period at the end of the definition of "Consolidated Net Income" therein the following:

               "; and provided further, that all gains described in clause (y) of the definition of Consolidated Net Worth in excess of all losses described in such clause shall be disregarded in the computation of Consolidated Net Income".

     SECTION 3.  Covenants, Representations and Warranties.

          (a) Each of SRC and Sequa has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms this Amendment No. 8. This Amendment No. 8 has been duly executed and delivered by SRC and Sequa and is a legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

          (b) The execution, delivery and performance in accordance with its terms by SRC and Sequa of this Amendment No. 8 and the Receivables Purchase Agreement, as amended by this Amendment No. 8, do not and (absent any change in any applicable law or applicable Transaction Document) will not
     (i) require any governmental approval or any other consent or approval, including any consent or approval of the stockholders of SRC or Sequa, other than consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack and are in full force and effect, or (ii) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any assets of SRC, Sequa or any Originator under, (A) any Transaction Document to which SRC, Sequa or any Originator is a party or by which SRC, Sequa or any Originator or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such breaches, would have a Materially Adverse Business Effect upon SRC, Sequa or any Originator, or (B) any applicable law or judgment;

          (c) Each of SRC and Sequa hereby reaffirms all agreements, covenants, representations and warranties made in the Receivables Purchase Agreement and, to the extent the same are not amended hereby, agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
     Each of SRC and Sequa hereby further represents and warrants that as of the Effective Date no event has occurred and is continuing or will result from the execution, delivery and performance by it of this Amendment No. 8 which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event; and

          (d) Except as specifically amended herein, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 8 shall not operate as a waiver of any right, power or remedy of the Managing Agent or any of the Purchasers under the Receivables Purchase Agreement or any other document, instrument or agreement executed and delivered in connection therewith, except as specifically set forth herein.

     SECTION 4.  Effective Date; Conditions to Effectiveness.
This Amendment No. 8 shall become effective as of the date first written above on the first day (the "Effective Date") on which each of the following conditions is satisfied:

          (a) The Managing Agent shall have received an officer's certificate, dated the Effective Date of this Amendment No. 8, in the form attached hereto as Schedule 1.

          (b) This Amendment No. 8 shall have been duly executed and delivered by Sequa, SRC and the Required Purchasers.

     SECTION 5. Governing Law. This Amendment No. 8 shall be construed in accordance with and governed by the substantive law of the State of New York.

     SECTION 6.  Headings.  Section headings in this Amendment
No. 8 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 8 for any other purpose.


     SECTION 7. Counterparts. This Amendment No. 8 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties hereto, their successors and assigns.

     SECTION 8.  Cross-References.  References in this Amendment
No. 8 to any Section or Subsection, unless otherwise specified, refer to such Section or Subsection of this Amendment No. 8.

     SECTION 9. Instrument Pursuant to Receivables Purchase Agreement. This Amendment No. 8 is an instrument executed pursuant to the Receivables Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Receivables Purchase Agreement, including Article XIV thereof.

                  [Next page is signature page]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 8, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                                   SEQUA RECEIVABLES CORP.,
                                     as Seller



                                   By
                                     Name:
                                     Title:


                                   SEQUA CORPORATION,
                                     individually and as Servicer



                                   By
                                     Name:
                                     Title:


                                   CHEMICAL BANK,
                                     as Managing Agent and Purchaser



                                   By
                                     Name:
                                     Title:


                                   THE BANK OF NEW YORK,
                                     as Purchaser



                                   By
                                     Name:
                                     Title:

                                   THE BANK OF NOVA SCOTIA,
                                     as Purchaser



                                   By
                                     Name:
                                     Title:

                                                       Schedule 1
                            [FORM OF]
                        SEQUA CORPORATION

                     OFFICERS'S CERTIFICATE


     I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Vice President and Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 24, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December 1, 1993, Amendment No. 3 thereto dated as of December 14, 1993, Amendment No. 4 thereto dated as of July 1, 1994, Amendment No. 5 thereto dated as of March 3, 1995, Amendment No. 6 thereto dated as of May 31, 1995 and Amendment No. 7 thereto dated as of August 16, 1995 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

          (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 8 to the Receivables Purchase Agreement; and

          (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 8 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 30th day of September, 1996.

                                   ______________________________
                                   Kenneth A. Drucker
                                   Treasurer

                        SEQUA CORPORATION

                     OFFICERS'S CERTIFICATE


     I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Vice President and Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 24, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December 1, 1993, Amendment No. 3 thereto dated as of December 14, 1993, Amendment No. 4 thereto dated as of July 1, 1994, Amendment No. 5 thereto dated as of March 3, 1995, Amendment No. 6 thereto dated as of May 31, 1995 and Amendment No. 7 thereto dated as of August 16, 1995 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

          (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 8 to the Receivables Purchase Agreement; and

          (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 8 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 30th day of September, 1996.

                                   ______________________________
                                   Kenneth A. Drucker
                                   Treasurer

                                                  Exhibit 10.1

                                                 [EXECUTION COPY]











                         AMENDMENT NO. 9
                  Dated as of December 30, 1996


                               to


                      AMENDED AND RESTATED
                 RECEIVABLES PURCHASE AGREEMENT
                    Dated as of June 24, 1993


     Sequa Receivables Corp., a New York corporation ("SRC" or the "Seller"), Sequa Corporation, a Delaware corporation (in its individual capacity and as Servicer, "Sequa"), the financial institutions parties hereto (the "Purchasers") and Chemical Bank, as managing agent (the "Managing Agent") agree as follows:

     SECTION 1. Receivables Purchase Agreement. Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of June 24, 1993, and as amended by Amendment No. 1 dated as of September 30, 1993, Amendment No. 2 dated as of December 1, 1993, Amendment No. 3 dated as of December 14, 1993, Amendment No. 4 dated as of July 1, 1994, Amendment No. 5 dated as of March 3, 1995, Amendment No. 6 dated as of May 31, 1995, Amendment No. 7 dated as of August 16, 1995 and Amendment No. 8 dated as of September 30, 1996, each among SRC, Sequa, the Managing Agent and the Purchasers (the "Receivables Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement. The Receivables Purchase Agreement, as amended by this Amendment No. 9 (this "Amendment No. 9"), is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 2.  Amendments.   Upon and after the Effective Date
(as defined in Section 4 hereof), the Receivables Purchase
Agreement shall be amended as follows:

          (a) Appendix A to the Receivables Purchase Agreement is amended by
                    (i)  in the definition of "Consolidated Net
     Worth", (A) inserting a new clause (w) immediately before the existing clause (x) contained therein to read as follows:

                         "(w) 1996 Excess Gas Turbine Litigation
          Expenses,"; and

                         (B) inserting "(w)," immediately before
     the phrase "(x), (y) and (z)" contained therein:

                    (ii)  in the definition of "EBITDA", deleting
     the "and" immediately before clause (vi) thereof and replacing it with "," and inserting a new clause (vii) immediately after the existing clause (vi) to read as follows:

                         "and (vii) 1996 Excess Gas Turbine
          Litigation Expenses";

                    (iii)  adding a definition of "1996 Excess
     Gas Turbine Litigation Expenses" in the correct alphabetical order as follows:

                         "1996 Excess Gas Turbine Litigation
                         Expenses" means the lesser of (i)
                         $27,275,000 and (ii) the litigation
                         expenses in excess of $12,725,000
                         actually incurred by the Servicer or a
                         Subsidiary of the Servicer for the
                         fiscal year ended December 31, 1996, in
                         connection with the antitrust litigation involving Chromalloy Gas Turbine Corporation, which litigation was identified in the Servicer's letter to the Managing Agent dated November 25, 1996."

     SECTION 3.  Covenants, Representations and Warranties.

          (a) Each of SRC and Sequa has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms this Amendment No. 9. This Amendment No. 9 has been duly executed and delivered by SRC and Sequa and is a legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

          (b) The execution, delivery and performance in accordance with its terms by SRC and Sequa of this Amendment No. 9 and the Receivables Purchase Agreement, as amended by this Amendment No. 9, do not and (absent any change in any applicable law or applicable Transaction Document) will not
     (i) require any governmental approval or any other consent or approval, including any consent or approval of the stockholders of SRC or Sequa, other than consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack and are in full force and effect, or (ii) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any assets of SRC, Sequa or any Originator under, (A) any Transaction Document to which SRC, Sequa or any Originator is a party or by which SRC, Sequa or any Originator or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such breaches, would have a Materially Adverse Business Effect upon SRC, Sequa or any Originator, or (B) any applicable law or judgment;

          (c) Each of SRC and Sequa hereby reaffirms all agreements, covenants, representations and warranties made in the Receivables Purchase Agreement and, to the extent the same are not amended hereby, agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
     Each of SRC and Sequa hereby further represents and warrants that as of the Effective Date no event has occurred and is continuing or will result from the execution, delivery and performance by it of this Amendment No. 9 which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event; and

          (d) Except as specifically amended herein, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 9 shall not operate as a waiver of any right, power or remedy of the Managing Agent or any of the Purchasers under the Receivables Purchase Agreement or any other document, instrument or agreement executed and delivered in connection therewith, except as specifically set forth herein.

     SECTION 4.  Effective Date; Conditions to Effectiveness.
This Amendment No. 9 shall become effective as of the date first written above on the first day (the "Effective Date") on which each of the following conditions is satisfied:

          (a) The Managing Agent shall have received an officer's certificate, dated the Effective Date of this Amendment No. 9, in the form attached hereto as Schedule 1.

          (b) This Amendment No. 9 shall have been duly executed and delivered by Sequa, SRC and the Required Purchasers.

     SECTION 5. Governing Law. This Amendment No. 9 shall be construed in accordance with and governed by the substantive law of the State of New York.

     SECTION 6.  Headings.  Section headings in this Amendment
No. 9 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 9 for any other purpose.

     SECTION 7. Counterparts. This Amendment No. 9 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties hereto, their successors and assigns.

     SECTION 8.  Cross-References.  References in this Amendment
No. 9 to any Section or Subsection, unless otherwise specified, refer to such Section or Subsection of this Amendment No. 9.

     SECTION 9. Instrument Pursuant to Receivables Purchase Agreement. This Amendment No. 9 is an instrument executed pursuant to the Receivables Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Receivables Purchase Agreement, including Article XIV thereof.

                  [Next page is signature page]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 9, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                                   SEQUA RECEIVABLES CORP.,
                                     as Seller



                                   By
                                     Name:
                                     Title:


                                   SEQUA CORPORATION,
                                     individually and as Servicer



                                   By
                                     Name:
                                     Title:


                                   THE CHASE MANHATTAN BANK
                                     (FORMERLY KNOWN AS CHEMICAL
                                     BANK), as Managing Agent and
                                     Purchaser



                                   By
                                     Name:
                                     Title:


                                   THE BANK OF NEW YORK,
                                     as Purchaser



                                   By
                                     Name:
                                     Title:

                                   THE BANK OF NOVA SCOTIA,
                                     as Purchaser



                                   By
                                     Name:
                                     Title:

                                                       Schedule 1
                            [FORM OF]
                        SEQUA CORPORATION

                     OFFICERS'S CERTIFICATE

     I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Vice President and Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 24, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December 1, 1993, Amendment No. 3 thereto dated as of December 14, 1993, Amendment No. 4 thereto dated as of July 1, 1994, Amendment No. 5 thereto dated as of March 3, 1995, Amendment No. 6 thereto dated as of May 31, 1995, Amendment No. 7 thereto dated as of August 16, 1995 and Amendment No. 8 thereto dated as of September 30, 1996 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

          (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 9 to the Receivables Purchase Agreement; and

          (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 9 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 30th day of December, 1996.

                                   ______________________________
                                   Kenneth A. Drucker
                                   Treasurer

                        SEQUA CORPORATION

                     OFFICERS'S CERTIFICATE


     I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Vice President and Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 24, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December 1, 1993, Amendment No. 3 thereto dated as of December 14, 1993, Amendment No. 4 thereto dated as of July 1, 1994, Amendment No. 5 thereto dated as of March 3, 1995, Amendment No. 6 thereto dated as of May 31, 1995, Amendment No. 7 thereto dated as of August 16, 1995 and Amendment No. 8 thereto dated as of September 30, 1996 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

          (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 9 to the Receivables Purchase Agreement; and

          (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 9 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 30th day of December, 1996.

                                   ______________________________
                                   Kenneth A. Drucker
                                   Treasurer